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                                                                   Exhibit 10.70




                            APARTMENT INVESTMENT AND
                               MANAGEMENT COMPANY

                       1996 STOCK AWARD AND INCENTIVE PLAN










                             ADOPTED April 25, 1996


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1      PURPOSE OF PLAN; DEFINITIONS. . . . . . . . . . . . . . . . .   1
               1.1  PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . .   1
               1.2  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2      ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . .   6
               2.1  ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . .   6
               2.2  DUTIES AND POWERS OF ADMINISTRATOR . . . . . . . . . . .   6
               2.3  SPECIAL AUTHORITY. . . . . . . . . . . . . . . . . . . .   7
               2.4  MAJORITY RULE. . . . . . . . . . . . . . . . . . . . . .   7
               2.5  COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH
                    ACTIONS. . . . . . . . . . . . . . . . . . . . . . . . .   7
               2.6  DELEGATION OF AUTHORITY. . . . . . . . . . . . . . . . .   8
               2.7  NO LIABILITY . . . . . . . . . . . . . . . . . . . . . .   8
               2.8  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . .   8

SECTION 3      STOCK SUBJECT TO PLAN . . . . . . . . . . . . . . . . . . . .   9
               3.1  NUMBER AND SOURCE OF SHARES. . . . . . . . . . . . . . .   9
               3.2  LIMITATION ON INDIVIDUAL GRANTS. . . . . . . . . . . . .   9
               3.3  UNREALIZED AWARDS. . . . . . . . . . . . . . . . . . . .   9
               3.4  ADJUSTMENT OF AWARDS . . . . . . . . . . . . . . . . . . . 9

SECTION 4      ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . .  10
               4.1  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . .  10
               4.2  SPECIAL PROVISIONS FOR INDEPENDENT DIRECTORS . . . . . .  10

SECTION 5      STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . .  10
               5.1  OPTION AWARDS. . . . . . . . . . . . . . . . . . . . . .  10
               5.2  TYPES OF OPTIONS . . . . . . . . . . . . . . . . . . . .  11
               5.3  TERMS AND CONDITIONS OF OPTIONS. . . . . . . . . . . . .  11
               5.4  METHOD OF EXERCISE . . . . . . . . . . . . . . . . . . .  12
               5.5  RIGHTS OF STOCKHOLDERS . . . . . . . . . . . . . . . . .  15
               5.6  SURRENDER OF SHARES. . . . . . . . . . . . . . . . . . .  15
               5.7  LOANS. . . . . . . . . . . . . . . . . . . . . . . . . .  15
               5.8  NON-TRANSFERABILITY OF OPTIONS . . . . . . . . . . . . .  16
               5.9  TERMINATION OF EMPLOYMENT OR SERVICE . . . . . . . . . .  16


                                        i

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               5.10  ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS . . . . . . . .  16

SECTION 6      STOCK APPRECIATION RIGHTS AND
               LIMITED STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . .  17
               6.1  GRANT OF RIGHTS. . . . . . . . . . . . . . . . . . . . .  17
               6.2  TERMINATION OF RIGHTS. . . . . . . . . . . . . . . . . .  17
               6.3  EXERCISE OF RIGHTS . . . . . . . . . . . . . . . . . . .  17
               6.4  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. . . .  17
               6.5  LIMITED STOCK APPRECIATION RIGHTS. . . . . . . . . . . .  19

SECTION 7      DIVIDEND EQUIVALENTS. . . . . . . . . . . . . . . . . . . . .  20
               7.1  GRANT OF DIVIDEND EQUIVALENTS. . . . . . . . . . . . . .  20
               7.2  PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . .  21
               7.3  RELATED DIVIDEND EQUIVALENTS . . . . . . . . . . . . . .  21

SECTION 8      RESTRICTED STOCK, DEFERRED STOCK AND
               PERFORMANCE SHARES. . . . . . . . . . . . . . . . . . . . . .  21
               8.1  GENERAL. . . . . . . . . . . . . . . . . . . . . . . . .  21
               8.2  AWARD AGREEMENTS . . . . . . . . . . . . . . . . . . . .  22
               8.3  AWARD CERTIFICATES . . . . . . . . . . . . . . . . . . .  22
               8.4  DEFERRED STOCK CERTIFICATES. . . . . . . . . . . . . . .  22
               8.5  RESTRICTIONS AND CONDITIONS. . . . . . . . . . . . . . .  22

SECTION 9      AWARDS TO INDEPENDENT DIRECTORS . . . . . . . . . . . . . . .  24
               9.1  INDEPENDENT DIRECTOR GRANTS. . . . . . . . . . . . . . .  24
               9.2  ANNUAL GRANTS. . . . . . . . . . . . . . . . . . . . . .  24
               9.3  TERMS AND CONDITIONS OF OPTIONS. . . . . . . . . . . . .  24

SECTION 10     AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . .  25
               10.1  AMENDMENT OF THE PLAN . . . . . . . . . . . . . . . . .  25
               10.2  STOCKHOLDER APPROVAL REQUIREMENT. . . . . . . . . . . .  26
               10.3  AMENDMENT OF AWARDS . . . . . . . . . . . . . . . . . .  26

SECTION 11     UNFUNDED STATUS OF PLAN . . . . . . . . . . . . . . . . . . .  26

SECTION 12     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . .  26
               12.1  REPRESENTATIONS . . . . . . . . . . . . . . . . . . . .  26

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               12.2  LEGENDS . . . . . . . . . . . . . . . . . . . . . . . .  26
               12.3  OTHER PLANS; NO GUARANTEE OF ENGAGEMENT . . . . . . . .  26
               12.4  WITHHOLDING REQUIREMENTS. . . . . . . . . . . . . . . .  27
               12.5  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . .  27

SECTION 13     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  27
               13.1  COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . .  27
               13.2  NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. . . . . . .  28
               13.3  OWNERSHIP AND TRANSFER RESTRICTIONS . . . . . . . . . .  28
               13.4  RESTRICTIONS ON OWNERSHIP . . . . . . . . . . . . . . .  29
               13.5  APPROVAL OF PLAN BY STOCKHOLDERS. . . . . . . . . . . .  29
               13.6  NONTRANSFERABILITY. . . . . . . . . . . . . . . . . . .  30
               13.7  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . .  30

SECTION 14     EFFECTIVE DATE OF PLAN. . . . . . . . . . . . . . . . . . . .  30

SECTION 15     TERM OF PLAN. . . . . . . . . . . . . . . . . . . . . . . . .  31

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                       1996 STOCK AWARD AND INCENTIVE PLAN

          Apartment Investment and Management Company, a Maryland corporation, AIMCO Properties, L.P., a Delaware limited partnership, Property Asset Management Services of the Southeast, L.L.C., a Delaware limited liability company, Property Asset Management Services of the Southcentral, L.L.C., a Delaware limited liability company, and Property Asset Management Services of the Southwest, L.L.C., a Delaware limited liability company, have adopted the Apartment Investment and Management Company 1996 Stock Award and Incentive Plan (the "PLAN"), effective April 25, 1996, for the benefit of eligible employees and directors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries.


                                    SECTION 1
                          PURPOSE OF PLAN; DEFINITIONS

          1.1 PURPOSE. The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those officers (including officers who are directors of the Company), other employees, independent directors, consultants and advisors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries in attracting and retaining officers and other employees, directors and consultants and advisors with experience and ability.

          1.2 DEFINITIONS. Wherever the masculine gender is used it shall include the feminine, and where a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise. For purposes of the Plan, the following terms shall be defined as set forth below:

               (a) "ADMINISTRATOR" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

               (b)  "BOARD" means the Board of Directors of the Company.

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               (c)  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

               (d) "COMMITTEE" means the Compensation Committee of the Board including such additional individuals as the Board shall designate in order to fulfill the Disinterested Persons requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who are both (a) a Disinterested Person and (b) an "outside director" within the meaning of Section 162(m)(4)(c)(ii) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

               (e) "COMPANY" means Apartment Investment and Management Company, a Maryland corporation (or any successor corporation).

               (f) "COMPANY EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation that is then a Company Subsidiary.

               (g) "COMPANY SUBSIDIARIES" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, "COMPANY SUBSIDIARY" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests; PROVIDED, HOWEVER, that "COMPANY SUBSIDIARY" shall not include the Partnership or any Partnership Subsidiary.

               (h) "DEFERRED STOCK" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

               (i) "DISABILITY" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of

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a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

               (j) "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 of the Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

               (k)  "DIVIDEND EQUIVALENT" means an award granted pursuant to
Section 7 of a right to receive certain payments with respect to shares of Stock of the Company.

               (l)  "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 11.

               (m) "ELIGIBLE PERSONS" means any person eligible to participate in the Plan pursuant to Section 4.1.

               (n) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder (A) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or
(B) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (C) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (D) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

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               (o)  "GENERAL PARTNER INTEREST" means an ownership interest in the Partnership that is a general partner interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Agreement of Limited Partnership of AIMCO Properties, L.P., as amended, together with all obligations of such holder to comply with the terms and provisions of such agreement.

               (p) "INCENTIVE STOCK OPTION" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (q) "INDEPENDENT DIRECTOR" means a member of the Board who is not a Company Employee or a Partnership Employee.

               (r) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

               (s) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

               (t) "PARTICIPANT" means any Eligible Person, or any consultant or advisor to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

               (u) "PARTNERSHIP" means AIMCO Properties, L.P., a Delaware limited partnership.

               (v) "PARTNERSHIP EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity that is then a Partnership Subsidiary.

               (w) "PARTNERSHIP SUBSIDIARY" means any partnership or limited liability company in any unbroken chain of partnerships or limited liability companies beginning with the Partnership if each of the partnerships or limited liability companies other than the last partnership or limited liability company in the unbroken chain then owns more than fifty percent (50%) of the capital or profits interests in one of the other partnerships or limited liability companies. "PARTNERSHIP SUBSIDIARY" shall also mean any corporation in which the Partnership and/or any Partnership Subsidiary owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock. "PARTNERSHIP SUBSIDIARY" includes the Regional Service Companies.

               (x) "PERFORMANCE SHARE" means an award of shares of Stock pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

               (y) "REGIONAL SERVICE COMPANY" shall mean Property Asset Management Services of the Southeast, L.L.C., a Delaware limited liability company, Property Asset Management Services of the Southcentral, L.L.C., a Delaware limited liability company, and Property Asset Management Services of the Southwest, L.L.C., a Delaware limited liability company.

               (z)  "RESTRICTED STOCK" means an award granted pursuant to
Section 7 of shares of Stock subject to certain restrictions.

               (aa) "STOCK" means the Class A Common Stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Class A Common Stock. Debt securities of the Company convertible into Class A Common Stock shall be deemed equity securities of the Company.

               (ab) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

               (ac) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

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               (ad)  "STOCK OWNERSHIP LIMIT" means the restrictions on ownership and transfer of Common Stock provided in Section 3.4 of the Company's Charter.


                                    SECTION 2
                                 ADMINISTRATION

          2.1 ADMINISTRATOR. The Plan shall be administered by the Board or by a Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board and in accordance with the requirements of Rule 16b-3 of the Act, including, with respect to awards granted to Independent Directors pursuant to Section 9 of the Plan, the requirements of Section 16b-3(c)(2)(ii) of the Act governing formula award plans.

          2.2 DUTIES AND POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Dividend Equivalents, (d) Restricted Stock, (e) Performance Shares, (f) Deferred Stock or (g) any combination of the foregoing.

          In particular, the Administrator shall have the authority:

               (a)  to select those persons who shall be Participants;

               (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

               (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

               (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares);

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               (e)  to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing; and

               (f) in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

          2.3 SPECIAL AUTHORITY. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to awards granted to Independent Directors pursuant to Section 9 hereof. Any such grant under this Plan need not be the same with respect to each grantee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

          2.4 MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          2.5 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any

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award, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

          2.6 DELEGATION OF AUTHORITY. The Administrator may in his sole and absolute discretion delegate to the Chief Financial Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Administrator under this Plan, other than the authority to
(a) make grants under this Plan to employees who are "officers" of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company's stockholders under the Exchange Act, (b) determine the price, timing or amount of such grants or (c) determine any other matter required by Rule 16b-3 or Section 162(m) of the Code to be determined in the sole and absolute discretion of the Administrator.

          2.7 NO LIABILITY. No member of the Board or the Committee, or any director, officer or employee of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

          2.8 INDEMNIFICATION. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                    SECTION 3
                              STOCK SUBJECT TO PLAN

          3.1 NUMBER AND SOURCE OF SHARES. The total number of shares of Stock reserved and available for issuance under the Plan shall be 500,000 (plus that number of shares of Stock remaining available for issuance (but not subject to outstanding awards) under the 1994 Stock Option Plan of Apartment Investment and Management Company and Affiliates at the time of its termination). Such shares may consist, in whole or in part, of treasury shares, authorized and unissued shares or shares of Stock reacquired by the Company.

          3.2 LIMITATION ON INDIVIDUAL GRANTS. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to
adjustment as provided in this Section 3, exceed      .

          3.3 UNREALIZED AWARDS. To the extent that (a) a Stock Option expires or is otherwise terminated without being exercised, or (b) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock otherwise issuable under the Plan have been pledged as collateral for indebtedness incurred by a Participant in connection with the realization of any award hereunder, and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

          3.4 ADJUSTMENT OF AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (a) the kind and aggregate number of shares reserved for issuance under the Plan, (b) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (c) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made respecting awards hereunder as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company in connection with Stock Appreciation Rights, Limited Stock Appreciation Rights and Dividend Equivalents awarded under the Plan. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property in exchange therefor.


                                    SECTION 4
                                   ELIGIBILITY

          4.1 GENERAL PROVISIONS. Subject to Section 3.1 and the Stock Ownership Limit, officers (including officers who are directors of the Company), other key employees of, and consultants and advisors to, the Company, any Company Subsidiary, the Partnership and any Partnership Subsidiary who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, any Company Subsidiary and any Partnership Subsidiary, shall be eligible to be granted awards under the Plan which may include Stock Options, Stock Appreciation Rights, Dividend Equivalents, Limited Stock Appreciation Rights, awards, Deferred Stock awards or Performance Shares. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

          4.2 SPECIAL PROVISIONS FOR INDEPENDENT DIRECTORS. Independent Directors shall be eligible to participate in the Plan; PROVIDED THAT awards to such participants shall be made solely in accordance with Section 9 of the Plan.


                                    SECTION 5
                                  STOCK OPTIONS

          5.1 OPTION AWARDS. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

          5.2 TYPES OF OPTIONS. The Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Non-Qualified Stock Options. The Administrator shall have the authority to grant (x) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights) to Company Employees and (y) Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights) to Partnership Employees, and persons who are consultants or advisors to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

          5.3 TERMS AND CONDITIONS OF OPTIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

               (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than one hundred percent (100%) of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. If a Company Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Company Subsidiary or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

               (b) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten
(10) years after the date such Stock Option is granted; PROVIDED THAT if a

Company Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Company Subsidiary or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

               (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

          5.4 METHOD OF EXERCISE. Subject to Section 5.3(c), Stock Options may be exercised in whole or in part at any time during the option period by:

               (a) Delivery of all of the following to the Secretary of the Company or his office:

                  (i) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), the Company or the Partnership stating that the Stock Option, or a portion thereof, is exercised. The notice shall be signed by the optionee or other person then entitled to exercise the Stock Option or such portion;

                  (ii) Such representations and documents as the Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of any state or federal securities laws. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                  (iii) In the event that the Stock Option shall be exercised by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the Stock Option.

               (b) Full cash payment to (i) the Secretary of the Company (with respect to Stock Options held by Company Employees, Independent Directors or consultants or advisors to the Company or any Company Subsidiary) or (ii) the Partnership (with respect to Stock Options held by Partnership Employees or consultants or advisors to the Partnership or any Partnership Subsidiary) for the shares with respect to which the Stock Option, or portion thereof, is exercised. However, at the sole and absolute discretion of the Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), the terms of a Stock Option granted to Participants or Independent Directors may allow payment, in whole or in part, (1) through the delivery of shares of Stock owned by the optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Stock Option or exercised portion thereof, (2) through the surrender of shares of Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Stock Option or exercised portion thereof, or (3) in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); PROVIDED THAT in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. In addition, at the sole and absolute discretion of the Committee, the terms of the Stock Options granted to Participants (other than Independent Directors) may (X) allow a delay in payment up to thirty (30) days from the date that the Stock Option, or portion thereof, is exercised; (Y) allow payment, in whole or in part, through the delivery of property of any kind that constitutes good and valuable consideration; or (Z) allow payment through any combination of the consideration provided in the foregoing clauses (X) and (Y).

               (c) As soon as practicable after receipt by the Company of payment for the shares with respect to which a Stock Option, or portion thereof, is exercised by an optionee that is a Company Employee, Independent Director or consultant or advisor to the Company or Company Subsidiary, the Company shall transfer to the optionee the number of shares of Stock equal to

                  (i) the amount of the payment made by the optionee to the Company pursuant to Section 5.4(b), DIVIDED BY

                  (ii) the per share exercise price of the Stock subject to the Stock Option.

               (d) As soon as practicable after receipt by the Partnership of payment for the shares with respect to which a Stock Option, or portion thereof, is exercised by an optionee who is a Partnership Employee or a consultant or advisor to the Partnership or a Partnership Subsidiary:

                  (i) the Company shall sell to the Partnership the number of shares of Stock equal to (A) the amount of the payment to be made by the optionee to the Partnership pursuant to Section 5.4(b) DIVIDED BY (B) the per share exercise price of the shares subject to the Option. The price to be paid by the Partnership to the Company for such shares shall be an amount equal to the product of (Y) the number of such shares MULTIPLIED BY (Z) the Fair Market Value of a share of Stock at the time of such exercise;

                  (ii) the Partnership shall sell to the optionee (or if the optionee is an employee, consultant or advisor of a Partnership Subsidiary, the Partnership shall sell to such Partnership Subsidiary, which in turn shall sell to such optionee), for a cash price per share equal to the Fair Market Value of a share of Stock at the time of the exercise, the number of shares equal to (A) the amount of the payment to be made by the optionee to the Partnership pursuant to Section 5.4(b) DIVIDED BY (B) the Fair Market Value of a share of Stock at the time of the exercise; and

                  (iii)  the Partnership shall transfer to the optionee
     (or if the optionee is an employee, consultant or advisor of a Partnership Subsidiary, the Partnership shall transfer to such Partnership Subsidiary, which in turn shall transfer to the optionee) at no additional cost, as additional compensation, the number of shares of Stock equal to the number of shares described in subsection
     (d)(i) above LESS the number of shares described in subsection (d)(ii) above.

               (e) As soon as practicable after receipt by the Company of (i) the amount described in Section 5.4(b) (with respect to Stock Options held by Company Employees, Independent Directors or consultants or advisors to the Company or Company Subsidiary) or (ii) the amount described in Section 5.4(d)(i) above (with respect to Stock Options held by Partnership Employees or consultants or advisors to the Partnership or a Partnership Subsidiary), the Company may contribute to the Partnership an amount of cash equal to such payment and the Partnership shall issue an additional General Partner Interest to the Company with a value equal to the amount of such contribution.

          5.5 RIGHTS OF STOCKHOLDERS. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph 1.1 of Section 12.

          5.6 SURRENDER OF SHARES. The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; PROVIDED THAT if the Administrator so requires, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

          5.7 LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (a) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (b) be subject to the terms and conditions set forth in this Section 5.7 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (c) bear interest, if any, at such rate as the Administrator shall determine, and (d) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED THAT each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          5.8 NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator subject to the limitations on transferability set forth in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          5.9 TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a director of or consultant or advisor to the Company, any Company Subsidiary or any Partnership Subsidiary terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable award agreement, or as otherwise determined by the Administrator.

          5.10 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Company Subsidiaries become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.


                                    SECTION 6
                          STOCK APPRECIATION RIGHTS AND
                        LIMITED STOCK APPRECIATION RIGHTS

          6.1 GRANT OF RIGHTS. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.
In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

          6.2 TERMINATION OF RIGHTS. A Related Right or applicable portion thereof granted in conjunction with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

          6.3 EXERCISE OF RIGHTS. A Related Right may be exercised by an optionee, in accordance with paragraph 6.4, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph 6.4. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

          6.4 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

               (a) RELATED STOCK APPRECIATION RIGHTS. Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan; PROVIDED THAT no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

               (b) REALIZATION OF RELATED RIGHT. Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

               (c) TRANSFER OF RELATED RIGHT. Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph 5.8 of the Plan.

               (d) EFFECT ON EXERCISE OF RELATED OPTIONS. Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.
               (e) RELATED INCENTIVE STOCK OPTIONS. A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

               (f) FREE STANDING STOCK APPRECIATION RIGHTS. Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED

THAT no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

               (g) TERM OF FREE STANDING RIGHTS. The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

               (h) REALIZATION OF FREE STANDING RIGHT. Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the right is being exercised, with the Administrator having the right to determine the form of payment.

               (i) TRANSFER OF FREE STANDING RIGHT. Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under paragraph
5.8 of the Plan.

               (j) TERMINATION OF EMPLOYMENT OR SERVICE. In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

          6.5 LIMITED STOCK APPRECIATION RIGHTS. Limited Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

               (a) EXERCISE PERIOD. Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock

Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED THAT no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

               (b) REALIZATION OF LIMITED RIGHT. Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (i) the option price per share specified in the related Stock Option, or (ii) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.


                                    SECTION 7
                              DIVIDEND EQUIVALENTS

          7.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants, which will entitle such Participant to receive, on a current or deferred basis and subject to such conditions as may be imposed by the Committee, cash payments from the Company in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement evidencing such award) that the holder of record of such number of shares of Stock would be entitled to receive as cash dividends on such Stock (unless otherwise limited in such agreement). Dividend
Equivalent agreements will specify the expiration date of such Dividend Equivalents, the number of shares of Stock to which it relates, and such other conditions as the Committee may impose. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify; PROVIDED THAT Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all of the conditions and restrictions of the underlying awards to which they relate.

          7.2 PAYMENTS. The right to a cash payment in respect of a Dividend Equivalent will apply to all dividends the record date for which occurs at any time during the period commencing on the date the Dividend Equivalent is granted and ending on the date such Dividend Equivalent expires or is terminated, whichever occurs first.

          7.3 RELATED DIVIDEND EQUIVALENTS. If a Dividend Equivalent is granted in conjunction with the grant of a Stock Option or a Stock Appreciation Right, the applicable Dividend Equivalent agreement will provide that the grantee is entitled to receive from the Company cash payments, on a current or deferred basis, in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement) that the holder of record of a number of shares of Stock equal to the number of shares covered by such Stock Option or Stock Appreciation Right would be entitled to receive as dividends on such Stock unless otherwise limited in the Dividend Equivalent agreement. Such right to a cash payment will apply to, and such Dividend Equivalent will remain outstanding in respect of, all cash dividends the record date for which occurs at any time during the period commencing on the date the related Stock Option or Stock Appreciation Right is granted and ending on the date that such Stock Option or Stock Appreciation Right is exercised, expires or terminates, whichever occurs first.


                                    SECTION 8
                      RESTRICTED STOCK, DEFERRED STOCK AND
                               PERFORMANCE SHARES

          8.1 GENERAL. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Persons to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph 8.5 hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or

Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5.7 with respect to the exercise of stock options.

          8.2 AWARD AGREEMENTS. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," "Performance Share Award Agreement," or other award agreement, as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify after the award date).

          8.3  AWARD CERTIFICATES.  Except as otherwise provided below in this
Section 8.3, (a) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (b) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The Company may require that such stock certificates be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

          8.4 DEFERRED STOCK CERTIFICATES. With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

          8.5 RESTRICTIONS AND CONDITIONS. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 8 shall be subject to the following restrictions and conditions:

               (a) RESTRICTIONS ON TRANSFER. Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; PROVIDED THAT the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

               (b) STOCKHOLDER RIGHTS. Except as provided in Section 8.5(a), the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; PROVIDED THAT dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

               (c) TERMINATION OF EMPLOYMENT OR SERVICE. The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such awards.

                                    SECTION 9
                         AWARDS TO INDEPENDENT DIRECTORS

          9.1 INDEPENDENT DIRECTOR GRANTS. Independent Directors shall be granted Non-Qualified Stock Options in accordance with this Section 9 and may not be granted any other awards under the Plan. Notwithstanding any of the other provisions of the Plan to the contrary, only the provisions of this
Section 9 shall apply to grants of Non-Qualified Stock Options to Independent Directors; PROVIDED THAT the other provisions of the Plan shall apply to such grants to the extent not inconsistent with this Section 9 and to the extent that grants to such Independent Directors is specifically referenced.

          9.2 ANNUAL GRANTS. Subject to the Stock Ownership Limit, immediately following each annual meeting of stockholders of the Company and prior to the termination of the Plan, each Independent Director shall automatically be issued a Non-Qualified Stock Option pursuant to the Plan to purchase 3,000 shares of Stock. The day on which such options are granted pursuant to this Section 9.2 shall hereinafter be referred to as the "Date of Grant."

          9.3 TERMS AND CONDITIONS OF OPTIONS. The Non-Qualified Stock Options to be granted to Independent Directors shall be subject to the following terms and conditions:

               (a) Non-Qualified Stock Options shall be granted at a per share option price equal to the Fair Market Value of Stock on the Date of Grant (the "Option Price").

               (b) Each Non-Qualified Stock Option shall first become exercisable on the date that is six months following the Date of Grant. Each Non-Qualified Stock Option shall cease to be exercisable on the date that is ten years following the Date of Grant (the "Expiration Date").

               (c) The grant of a Non-Qualified Stock Option shall be evidenced by a stock option agreement in such form and not inconsistent with the Plan as the Committee may approve from time to time.


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

               (d) Options shall be exercised by written notice to the Secretary of the Company and otherwise in the manner set forth in Section 5.4 of the Plan. Partial exercise shall be permitted from time to time, provided that exercises shall be in multiples of one hundred (100) shares of Stock.

               (e) If for any reason during the term of an unexercised and unexpired Non-Qualified Stock Option, the Independent Director shall cease to be a voting member of the Board, such Non-Qualified Stock Option may be exercised by the Independent Director (or, in the event of his death, by his estate) until the Expiration Date. A Non-Qualified Stock Option that is not exercisable at the time of the termination of such Independent Director's status as a voting member of the Board shall become exercisable, according to its terms, on the date that is six months following the Date of Grant.

               (f) The Committee shall have no discretion with respect to the number, timing, price or other terms and conditions of awards to Independent Directors except to the extent such discretion is permitted under Rule 16-b(3)(c)(2)(ii) of the Act.


                                   SECTION 10
                            AMENDMENT AND TERMINATION

          10.1 AMENDMENT OF THE PLAN. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

               (a) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

               (b) change the class of employees, consultants and advisors eligible to participate in the Plan; or

               (c) extend the maximum option period under paragraph 5.3(b) of the Plan.

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

          10.2 STOCKHOLDER APPROVAL REQUIREMENT. Notwithstanding the foregoing, stockholder approval under this Section 10 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Act or Section 162(m) of the Code with respect to any material amendment to any employee benefit plan of the Company.

          10.3 AMENDMENT OF AWARDS. The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to
Section 10.1(c), no such amendment shall impair the rights of any holder without his or her consent.

                                   SECTION 11
                             UNFUNDED STATUS OF PLAN

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   SECTION 12
                               GENERAL PROVISIONS

          12.1 REPRESENTATIONS. The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

          12.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          12.3 OTHER PLANS; NO GUARANTEE OF ENGAGEMENT. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is

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

required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any director, employee, consultant or advisor of the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary any right to continued employment with or service as a director to the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary to terminate the employment or service of any of its directors, employees, consultants or advisors at any time.

          12.4 WITHHOLDING REQUIREMENTS. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary (as the case may be), or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          12.5 INDEMNIFICATION. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


                                   SECTION 13
                                  MISCELLANEOUS

          13.1  COMPLIANCE WITH LAWS.

               (a) The obligation of the Company to sell or deliver Stock with respect to any award granted under the Plan shall be subject to all applicable

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

laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               (b) Each award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an award or the issuance of Stock, no such award shall be granted, payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

               (c) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act") and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such grantee is acquired for investment only and not with a view to distribution.

          13.2 NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Eligible Person shall have any claim to be granted any award or loan under the Plan, and there is no obligation for uniformity of treatment of grantees. Except as provided specifically herein, a grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares.

          13.3 OWNERSHIP AND TRANSFER RESTRICTIONS. Shares acquired through the realization of awards granted under the Plan shall be subject to the restrictions on ownership and transfer set forth in the Company's Charter. The Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares issuable pursuant to Plan awards as it deems appropriate. Any such restriction shall be set forth in the respective award agreement and may be referred to on the certificates evidencing such shares. The Committee may require a Participant to give the

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

Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such option to such Participant or (ii) one (1) year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing shares acquired by exercise of a Stock Option refer to such requirement to give prompt notice of disposition.

          13.4 RESTRICTIONS ON OWNERSHIP. A Stock Option is not exercisable (and an award may not otherwise be realized) if, in the sole and absolute discretion of the Committee, the exercise of such Option or realization of such award would likely result in any of the following:

               (a) the Participant's ownership of Stock being in violation of the Stock Ownership Limit set forth in the Company's Charter;

               (b) income to the Company that could impair the Company's status as a "real estate investment trust," within the meaning of Sections 856 through 860 of the Code;

               (c) a transfer, at any one time, of more than one-tenth of one percent (0.1%) (measured in value or in number of shares, whichever is more restrictive) of the Company's total Stock from the Company to the Partnership pursuant to Section 5.4(d); or

               (d) Notwithstanding any other provision of this Plan, a Participant shall have no rights under this Plan to acquire Stock that would otherwise be prohibited under the Company's Charter.

          13.5 APPROVAL OF PLAN BY STOCKHOLDERS. The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to ratification by the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which ratification must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the shareholders of the Company do not ratify the Plan at a meeting of the shareholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any award agreement entered into in connection herewith.

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

          13.6 NONTRANSFERABILITY. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          13.7 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.


                                   SECTION 14
                             EFFECTIVE DATE OF PLAN

          The Plan became effective (the "Effective Date") on April 25, 1996, the date the Company's stockholders formally approved the Plan.


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

                                   SECTION 15
                                  TERM OF PLAN

          No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Dividend Equivalent, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this ____ day of _____, 1996.

                         Apartment Investment and Management Company, a Maryland corporation


                         By __________________________________________________
                           Title: ____________________________________________

                         AIMCO Properties, L.P., a Delaware limited partnership


                         By  _________________________________________________
                           Title:  ___________________________________________

                           On Behalf of Apartment Investment and Management Company, a Maryland corporation, in its capacity as General Partner

                         Property Asset Management Services of the Southeast, L.L.C., a Delaware limited liability company


                         By  _________________________________________________
                           Title:  ___________________________________________


                         Property Asset Management Services of the Southcentral, L.L.C., a Delaware limited liability company


                         By  _________________________________________________
                           Title:  ___________________________________________


                         Property Asset Management Services of the Southwest, L.L.C., a Delaware limited liability company


                         By  _________________________________________________
                           Title:  ___________________________________________

                                       32